PARNASSUS FUNDS®

QUARTERLY REPORT  ¡  SEPTEMBER 30, 2012

PARNASSUS FUNDS

Parnassus FundSM	PARNX

Parnassus Equity Income FundSM – Investor Shares	PRBLX

Parnassus Equity Income Fund – Institutional Shares	PRILX

Parnassus Mid-Cap FundSM	PARMX

Parnassus Small-Cap FundSM	PARSX

Parnassus Workplace Fund®	PARWX

Parnassus Fixed-Income FundSM	PRFIX

PARNASSUS FUNDS	Quarterly Report • Q3 2012

November 5, 2012

Dear Shareholder:

Enclosed is the quarterly report for the Parnassus Funds. In general, the equity funds had good returns, so that as of the year-to-date, all five of our equity funds are ahead of their Lipper peers. Of special interest are the Parnassus Fund and the Parnassus Workplace Fund, since both funds appeared in the Wall Street Journal mutual fund section on October 3 in the part entitled Category Kings. The top ten funds appear in each category and are ranked according to one-year returns. The Workplace Fund was one of the top performing funds as listed by the Wall Street Journal in the Large-Cap Core Category. The big winner was the Parnassus Fund, which came in first out of 806 funds in the Multi-Cap Core category. I’m enclosing a copy of the chart from the Wall Street Journal with the mailing of this report to shareholders. The Wall Street Journal Category Kings chart is also available at www.parnassus.com.

If you look at the chart, you’ll see that the Bretton Fund is ranked fifth in the Multi-Cap Core category. As some of you may know, the portfolio manager of the Bretton Fund is my son, Stephen Dodson, who used to work with us for six years at the Parnassus Funds, before he departed to start his own fund and compete with us. So far, it looks as if he’s learned a few things at Parnassus, since the Bretton Fund is doing pretty well (but it’s not quite as good as the Parnassus Fund).

New Staff Members

I’m proud to announce that we have just hired two excellent senior analysts for our research staff. They will give us more depth and make significant contributions to the Parnassus Funds. Billy Hwan interned with us last summer. He received his bachelor’s degree in engineering from Stanford University and an MBA from the Haas School of Business at the University of California, Berkeley. He holds the CPA and CFA designations. His previous experience includes equity research at investment firm Dodge & Cox in San Francisco and at the Government of Singapore Investment Corporation.

Also joining us as a senior analyst is Robert Klaber who also interned with us last summer. He graduated Phi Beta Kappa and magna cum laude from Brown University, where he received the Joslin Award for leadership and service. He earned his MBA at Harvard Business School. His previous experience includes work at the Neuberger Berman investment firm and at City Light Capital in New York.

Interns

Rachel Tan has joined us as an intern doing ESG (environmental, social and governance) research. She is a graduate of the University of California, Los Angeles, where she majored in Economics and minored in Environmental Systems and Society. She previously interned with AXA Advisors and was part of the campus’ Research Team for Responsible Investment. She is conversant in Mandarin and was a competitive gymnast.

Bryan Feng has joined us as an accounting intern. He is an undergraduate at the University of California, Davis, pursuing a double major in Biological Sciences and Economics. He has worked as a teaching assistant at the San Francisco Zoo, a swim instructor for University of California, San Francisco and has had an internship with a CPA’s office. Bryan is fluent in Cantonese and Mandarin, and he is a football and workout enthusiast.

Quarterly Report • Q3 2012	PARNASSUS FUNDS

Finally, I would like to thank all of you for investing in the Parnassus Funds.

Yours truly,

Jerome L. Dodson

President

Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Wall Street Journal rankings are as of September 30, 2012. Categories are as determined by Lipper. Please see the following pages for more detailed information regarding each Fund’s performance, including information regarding the Funds’ Lipper rankings, and the risks associated with investing in the Funds.

The Bretton Fund is not affiliated with the Parnassus Funds.

PARNASSUS FUNDS	Quarterly Report • Q3 2012

PARNASSUS FUND

Ticker: PARNX

As of September 30, 2012, the net asset value per share (“NAV”) of the Parnassus Fund was $42.79, so the total return for the quarter was 8.66%. This compares to a gain of 6.35% for the S&P 500 Index (“S&P 500”) and a gain of 5.73% for the Lipper Multi-Cap Core Average, which represents the average multi-cap core fund followed by Lipper (“Lipper average”). For the quarter then, we were well ahead of both of our benchmarks.

For the year-to-date, we are even farther ahead of the benchmarks, as we have gained 21.46%, compared to 16.45% for the S&P 500 and 13.27% for the Lipper average. Below is a table, comparing the Parnassus Fund with the S&P 500 and the Lipper average over the past one-, three-, five- and ten-year periods. You’ll notice that the Fund is ahead of both benchmarks for all periods, except for the three-year period, where we’re ahead of the Lipper average, but slightly behind the S&P 500. Of note is the fact that for the year-to-date, the Parnassus Fund placed third of 820 funds in the Lipper multi-cap core category, and also placed first of 806 funds for the one-year period.1

Company Analysis

Six companies each contributed 20¢ or more to the NAV, while only two companies accounted for losses of 20¢ or more. Ciena Corporation, a leading provider of optical equipment for telecommunications, sliced 35¢ off the NAV, as its stock sank

Parnassus Fund
Average Annual Total Returns (%)	One Year	Three Years	Five Years	Ten Years	Gross Expense Ratio	Net Expense Ratio
for periods ended September 30, 2012

Parnassus Fund	42.51	12.32	4.16	8.93	0.94	0.94

S&P 500 Index	30.21	13.21	1.05	8.01	NA	NA

Lipper Multi-Cap Core Average	25.79	10.48	-0.08	8.02	NA	NA

1For the three-, five- and ten-year periods, the Parnassus Fund was #200 of 687 funds, #27 of 595 funds and #86 of 345 funds, respectively.

Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Current performance information to the most recent month-end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original principal cost. Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The S&P 500 Composite Stock Index (also known as the S&P 500) is an unmanaged index of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do. Prior to May 1, 2004, the Parnassus Fund charged a sales load (maximum of 3.5%), which is not reflected in the total return calculations. Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus or summary prospectus, which contain this and other information. The prospectus or summary prospectus can be obtained on the Parnassus website, or by calling (800) 999-3505. As described in the Fund’s current prospectus dated May 1, 2012, Parnassus Investments has contractually agreed to limit the total operating expenses to 0.99% of net assets, exclusive of acquired fund fees, until May 1, 2013. This limitation may be continued indefinitely by the Adviser on a year-to-year basis.

16.9% from $16.37 to $13.60. On August 30, the company reported disappointing results, indicating that customers had delayed plans to update their networks due to the weak economic climate. Given the large number of projects in the company’s pipeline, we believe these delays are transitory, and customers will soon start investing in Ciena’s line of new, high-quality products once the economy improves.

The other stock that hurt the Fund was Intel, which dropped 14.9% from $26.65 to $22.68, for a drop of 20¢ per fund share. The shares dropped after the company reduced its revenue guidance for the quarter. We think that most of the revenue shortfall in North America was due to a timing issue, as customers have delayed their purchases of new computers until the release of the new Windows operating system later this year. While demand from emerging markets was lower this quarter as well, these markets represent a great opportunity for Intel over the long term, as more consumers enter the middle class and buy computers. Trading at only ten times next year’s estimated earnings, the stock is on the bargain table.

Fortunately, our winners were more numerous than our losers. The stock that helped us the most was Riverbed Technology, a company whose headquarters is just a few blocks from the offices of Parnassus Investments in San Francisco’s South-of-Market neighborhood. Riverbed contributed 73¢ to the NAV, as its stock surged 44.1% from $16.15 to $23.27. The company makes software for use in optimizing wide-area-networks (WANs), which means that it speeds the

Quarterly Report • Q3 2012	PARNASSUS FUNDS

flow of information within an organization from site-to-remote-site. In April, the stock dropped from $28 a share to our cost of $17.15 after it posted first quarter revenue and earnings that were below expectations. Riverbed also announced a lower forecast for the second quarter, because of product transitions. The stock climbed higher after we bought our shares, thanks to improved sales execution and robust demand for its WAN optimization. Riverbed also announced a significant licensing deal with Juniper Networks for its data-center optimization technology, which allows the company to tap into new markets and increase future revenue growth. The Fund has achieved some of its best returns by investing in companies that are fundamentally sound, but have a temporary earnings miss, causing a sharp decline in its share price.

Homebuilder PulteGroup saw its stock soar 44.9% from $10.70 to $15.50 for a gain of 52¢ for each fund share. The stock jumped after the company reported earnings that beat expectations, and PulteGroup also announced a big increase in orders. Statistics also show that the housing market has probably hit bottom, with strong increases in home prices, fewer foreclosures and a big reduction in inventory on the market.

Google, the global leader in Internet search, contributed 40¢ to the NAV, as its stock rose 30.1% from $580 to $755. The stock climbed steadily throughout the quarter after the company reported 24% annual growth from its core search business, evidencing the amazing consistency and magnitude of Google’s growth. The shares may have also benefitted from the collapse in the stock of Facebook, since investors are now more skeptical of Facebook’s ability to lure advertising away from Google.

Walgreen added 31¢ to each Parnassus Fund share, as the stock climbed 19.4% from $29.58 to $35.33, where we sold it. The stock climbed higher after the company settled its dispute with pharmacy benefit-manager Express Scripts, so that the latter now lets the former fill prescriptions for its members. We sold the stock after the move, because we were concerned about an enormous acquisition that Walgreen made in Europe, taking on debt and diluting shareholder equity.

W&T Offshore, an oil- and natural gas-producer, climbed 22.7% from $15.30 to $18.78, adding 26¢ to each fund share. Tensions in the Middle East and supply concerns caused crude oil prices to jump 9.5% during the quarter from $84 to $92 per barrel, thereby boosting the earnings of W&T. The company drilled 21 wells during the quarter, all of which were successful, and also reiterated its full-year guidance for strong production growth. At the end of the quarter, W&T announced a $228 million purchase of oil and gas properties in the Gulf of Mexico from Newfield Exploration, which we think will prove to be very valuable in the future.

Gilead Sciences, the biotech company that specializes in medicines to treat HIV and liver diseases, added 23¢ to the NAV, as its stock soared 29.3% from $51.28 to $66.33. The company had strong second-quarter earnings, and in late August won FDA approval for a new HIV drug called Stribild, a four-in-one pill that contains two new Gilead patented molecules, which are combined with two existing company therapies to offer patients higher viral suppression with fewer side effects. The company also announced positive clinical trials for its new hepatitis C drug called GS-7977.

Outlook and Strategy

Note: This section represents the thoughts of Jerome L. Dodson and applies to the three funds that he manages: the Parnassus Fund, the Parnassus Small-Cap Fund and the Parnassus Workplace Fund. The other portfolio managers discuss their thoughts in their respective reports.

Parnassus Fund as of September 30, 2012 (percentage of net assets)

Portfolio characteristics and holdings are subject to change periodically.

PARNASSUS FUNDS	Quarterly Report • Q3 2012

To prepare for writing this report, I read the Parnassus quarterly report of September 30, 2011—exactly one year ago. As most of you know, I tend to be an optimist by nature, but that report was not very optimistic. I said then that there was not much to be positive about, and I bemoaned the weak economic recovery, the poor job creation numbers and the continued slump in housing. I also complained about the fact that corporations had a lot of cash on their balance sheets, but would not use the cash to invest and create new jobs. I also indicated that the crisis in Europe was spreading a pall over the entire globe. I concluded by saying that the only consolation was that stocks were very cheap, and all we could do was wait, but I was not very hopeful that anything would happen soon.

What came next was a complete surprise. The Parnassus Fund gained an amazing 17.33% in the next quarter and the S&P 500 gained 11.80%. For the next 12 months (the year just ended on September 30, 2012), the Parnassus Fund gained an astonishing 42.51%, making it the best-performing multi-cap core fund out of the 806 multi-cap core funds followed by Lipper. (By comparison, the S&P 500 gained 30.21%.)

What happened? How could the market climb so much higher, when almost everyone (including me) was so pessimistic? How could the Parnassus Fund make such incredible gains, when the portfolio manager was so pessimistic? The only thing that comes to mind is the old saying that the stock market “climbs a wall of worry.”

What does that mean? It means that some of the best stock-market gains come when most investors are depressed and worried. Somehow, though, that doesn’t seem to make sense. Shouldn’t the best gains come when investors are optimistic and want to buy stocks? I’m not sure I can make complete sense of this strange phenomenon, but it seems to me that it has something to do with stocks trading at very low prices when everybody is worried. When there’s a lot of uncertainty and pessimism in the market, investors drive down prices to very low valuations. At that point, there are a few people who have control over their emotions, who decide to start buying, when they see how cheap stocks are. Their buying causes the market to move a bit higher, so other people start following the trend, and soon there’s a stock-market rally. This can continue for some time, since stocks began the rally at a very low level.

Does this mean the stock market is completely divorced from economic reality? Not entirely. Sometimes, there’s a false rally, stocks go higher, then fall back when the economy doesn’t improve. For example, our homebuilder stocks rallied strongly a couple of times in the last few years, foreshadowing a stronger housing market. When that housing recovery did not appear, the stocks fell.

It seems that the presence of a lot of pessimism and a lot of cheap stocks can start a rally and cause the market to climb a wall of worry, but a sustained rally requires an improving economy. In my last report (June 30, 2012), I said that I thought there was a real recovery in housing underway, and that an improved housing market would propel the economy forward. Right now, it looks as though that’s happening. Housing prices are moving higher over most of the country, and there has been an enormous decline in the number of houses on the market for sale. In the most desirable real estate markets across the country, housing prices have moved much higher (sometimes in the range of 15-20%) and buyers are having a hard time finding a good house to purchase.

Housing starts have increased substantially, and this means more work for bricklayers, carpenters, plumbers, electricians and laborers. With new homes, people buy furniture, home appliances, pots and pans, dishes, drapes and rugs. This should start the economy moving higher.

At this point, I’m optimistic about the economy, but there are two substantial risks to my thesis. First, job numbers have been very disappointing. Normally, when we come out of a recession, monthly job creation numbers can range from 300,000 to 400,000. Those are the kind of numbers we’ll need to bring down the unemployment rate. For the past year, job creation has ranged between 100,000 and 200,000 per month—not enough to get the economy moving again. If we don’t start getting at least 200,000 new jobs a month, there’s a risk to the housing market and to the entire economy.

The other risk is the international wild card. Europe is very weak economically, and even China is slowing down. International forces could conspire to undo the nascent economic recovery.

Despite these two risks, I think it is probable that the economy will move higher, the housing market will continue its recovery and we’ll start creating enough new jobs to bring down the unemployment rate.

Quarterly Report • Q3 2012	PARNASSUS FUNDS

That’s my economic outlook. Now: what is our strategy? Our portfolio is positioned for an upturn. We have major investments in homebuilders, information technology, telecommunications and financial services. All these stocks should do well as the economy recovers.

Over the past year, our stocks have gone up quite a bit, so many of them are now fully-valued. As earnings increase, though, so does the fair value of the stocks. We will hang on to stocks with increasing earnings, but start to sell ones that have reached their fair valuation.

Over the past year, the homebuilding stocks have made a major contribution to our performance. The stock of PulteGroup has increased 146% since the first of the year, while DR Horton has increased 64% and Toll Brothers 63%. With numbers like these, our homebuilders are no longer extremely undervalued. They are approaching fair valuation, but I think there may still be some room to grow.

Most of our stocks, though, have not had this kind of appreciation, so I think that other industries should help the Fund to move higher. Of course, it’s unlikely that other sectors will have the kind of appreciation the homebuilders have had this year, but I think that strong gains are possible.

Yours truly,

Jerome L. Dodson

Portfolio Manager

PARNASSUS FUNDS	Quarterly Report • Q3 2012

PARNASSUS EQUITY INCOME FUND

Ticker: Investor Shares - PRBLX

Ticker: Institutional Shares - PRILX

As of September 30, 2012, the NAV of the Parnassus Equity Income Fund-Investor Shares was $29.78. After taking dividends into account, the total return for the third quarter was a gain of 7.01%. This compares to a rise of 6.35% for the S&P 500 Index (“S&P 500”) and an increase of 5.22% for the Lipper Equity Income Fund Average, which represents the average equity income fund followed by Lipper (“Lipper average”).

For the first three quarters of 2012, the Fund rose 14.06% versus a gain of 16.45% for the S&P 500 and 12.05% for the Lipper average. Given the relatively defensive nature of our investment approach, we’re pleased that we’ve outpaced our Lipper peers so handily, and are close to the Index’s unusually high return for nine months.

Below is a table that compares the performance of the Fund with that of the S&P 500 and our Lipper peer group. Average annual total returns are for the one-, three-, five- and ten-year periods. While our 11.93% annual gain over the past three years is less than the return of the S&P 500, we’re pleased that we’ve been able to capture 90% of the upside for this period of

Parnassus Equity Income Fund
Average Annual Total Returns (%)	One Year	Three Years	Five Years	Ten Years	Gross Expense Ratio	Net Expense Ratio
for periods ended September 30, 2012

Parnassus Equity Income Fund Investor Shares	26.61	11.93	5.33	9.60	0.94	0.94

Parnassus Equity Income Fund Institutional Shares	26.83	12.17	5.55	9.74	0.70	0.70

S&P 500 Index	30.21	13.21	1.05	8.01	NA	NA

Lipper Equity Income Fund Average	25.42	12.18	1.04	8.23	NA	NA

The total return for the Parnassus Equity Income Fund-Institutional Shares from commencement (April 28, 2006) was 7.35%. Performance shown prior to the inception of the Institutional Shares reflects the performance of the Parnassus Equity Income Fund-Investor Shares and includes expenses that are not applicable to and are higher than those of the Institutional Shares. The performance of Institutional Shares differs from that shown for the Investor Shares to the extent that the classes do not have the same expenses. Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted, and current performance information to the most recent month-end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original principal cost. Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The S&P 500 is an unmanaged index of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do. On March 31, 1998, the Fund changed its investment objective from a balanced portfolio to an equity income portfolio. Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus or summary prospectus, which contain this and other information. The prospectus or summary prospectus can be obtained on the Parnassus website or by calling (800) 999-3505. As described in the Fund’s current prospectus dated, May 1, 2012, Parnassus Investments has contractually agreed to limit the total operating expenses to 0.99% and 0.78% of net assets, exclusive of acquired fund fees, through May 1, 2013 for the Investor Shares and Institutional Shares, respectively. These limitations may be continued indefinitely by the Adviser on a year-to-year basis.

strong returns. The Fund’s five- and ten-year returns substantially exceed our benchmarks’ gains, because they include periods of market turmoil, when the Fund significantly outperformed the S&P 500 and Lipper average.

Third Quarter Review

The third quarter saw a continuation of the year’s rally, with the S&P 500 Index gaining 6.35%. Almost half of this gain came in September, when the central bankers of the United States and Europe, Ben Bernanke and Mario Draghi, respectively, announced separate bond-buying programs. Essentially, these bankers have promised to buy bonds at artificially high prices (and, therefore, artificially low interest rates) with newly-created money and no specified end-point. Not surprisingly, financial markets rallied on this news.

While the mechanics of the plans are similar, the motivations are different. Bernanke wants to reduce interest rates to boost economic activity and drive down our country’s unemployment rate. Draghi wants to make it cheaper for certain troubled nations in the Eurozone to finance their governments, in an effort to delay or avoid a worsening of his continent’s credit crisis. We hope that these plans achieve their goals, but we’re not convinced that they will, given the modest impact of previous central bank programs. We also don’t think that the long-term risks associated with such open-ended monetary expansions have been fully appreciated by the market.

Even though the Fund had a relatively defensive stance going into the quarter, it posted a 7.01% return, 66 basis points better than the S&P 500 and 179 basis points ahead of the Lipper average

Quarterly Report • Q3 2012	PARNASSUS FUNDS

(a basis point equals 1/100th of 1%). The key to our success was great stock selection within the health care, technology and consumer staples sectors, which we discuss in detail in the following section.

Company Analysis

Only one stock meaningfully reduced the NAV during the quarter. United Parcel Service (UPS), the package delivery company, saw its stock fall 9.1% to $71.57 from $78.76 per share, trimming the NAV by 6¢. In July, UPS lowered its earnings forecast for 2012, as a slowing economy reduced the number of international packages handled by the company. This weakness persisted into September, when competitor FedEx cut its growth outlook, and even stated that the global economy is stalling and will likely get worse next year.

In spite of the company’s weak outlook, we still think that UPS is a fantastic long-term investment. The company’s international network and ground delivery operation represent a strong competitive moat, since it would be extremely difficult for a new competitor to replicate what UPS has built since 1907. In addition, we like the investment’s 3.1% yield. Its attractive cash flow should support dividend growth for many years to come.

The Fund had six winners that each added at least 10¢ to the NAV. Our shares of Google, the global leader in Internet search, soared 30.1% to $754.50 per share from $580.07, adding 27¢ to the Fund’s NAV. Google went up throughout the quarter, after the company reported 24% annual revenue growth from its core search business. The stock also benefitted from a reduction in the perceived risk to the company from social networking giant Facebook. With Facebook’s stock languishing near $20, barely half of its springtime initial public offering price of $38, investors are clearly more skeptical now about its ability to take advertising dollars away from Google.

The Fund’s largest year-to-date winner, biotech company Gilead Sciences, had another outstanding quarter, as its stock jumped 29.3% to $66.33 from $51.28 per share, increasing the NAV by 26¢. In late August, Gilead won FDA approval for a new HIV drug called Stribild, a four-in-one pill combination therapy. Stribild combines two new Gilead patented molecules with two existing company therapies, to offer patients higher viral suppression with fewer side effects. Stribild offers Gilead approximately double the revenue per patient as compared to its previous HIV therapy, Truvada, as the company now sells all four of the combined molecules versus just two previously.

Gilead is also developing a drug to cure several genotypes of hepatitis C patients, called GS-7977. This drug has shown great promise in clinical trials and Gilead hopes to gain approval to market the drug by 2015. Also positive for the stock is the fact that competitor Bristol-Myers-Squibb suffered a setback during the summer with their hepatitis C program. With Gilead’s growing HIV franchise and emerging hepatitis C business, we think the company has superb long-term prospects.

Procter & Gamble (P&G), the massive consumer products company that owns global brands such as Pampers, Crest, Tide and Gillette, rose 13.2% during the quarter to $69.36 per share from $61.25, boosting the NAV by 18¢. Since P&G performed poorly in the second quarter, this gain was mostly just a recovery from its previous weakness. The company has been struggling over the past few years, as it has lost market share in key categories such as laundry, men’s shaving and skin care.

The stock got a major boost during the third quarter, as famous activist investor Bill Ackman of Pershing Square bought $1.8 billion worth of the stock. Mr. Ackman appears to be pushing for a more aggressive version of P&G’s already announced turnaround plan, even including

Parnassus Equity Income Fund as of September 30, 2012 (percentage of net assets)

Portfolio characteristics and holdings are subject to change periodically.

PARNASSUS FUNDS	Quarterly Report • Q3 2012

the potential ouster of CEO Bob McDonald. While we acknowledge that Mr. McDonald has made mistakes, we think he should be given more time to execute his turnaround strategy. Nevertheless, we hope the pressure applied by Mr. Ackman will help accelerate and improve P&G’s turnaround.

Medical-device company Teleflex added 14¢ to the Fund’s NAV, as the stock climbed 13.0% to $68.84 per share from $60.91. Teleflex posted a great quarter, as the company boosted the average price of its products and expanded its share in key critical-care markets. In addition, the stock jumped after Teleflex agreed to buy Netherlands-based LMA International for $276 million. LMA makes anesthesia products that fit nicely with Teleflex’s suite of products used for emergency room procedures.

Valeant Pharmaceuticals rose 23.4% during the quarter from $44.79 to $55.27 and increased the Fund’s NAV by 12¢. The stock soared after Valeant announced a deal to buy Medicis, a Canadian dermatology-focused pharmaceutical company, for $2.6 billion. This transaction would add over $1.00 per share to Valeant’s 2014 earnings, if the company can deliver its goal of $225 million in synergies from the deal. Led by the talented CEO Michael Pearson, management continues to widen Valeant’s business moat in dermatology and branded generics, and increase the company’s intrinsic value.

Walgreen, the nation’s largest retail pharmacy, added 10¢ to the NAV, as the stock jumped 20.2% from $29.58 to $35.56, where we sold our shares. The stock jumped higher in the third quarter, after Walgreen renegotiated a deal with the country’s largest pharmacy benefit manager (PBM), Express Scripts. This was good for the stock, because Walgreen had temporarily lost most of its customers on Express Scripts drug plans after the companies’ previous distribution deal expired. In spite of this positive development, we exited our position. We did this after deciding that we didn’t like Walgreen’s deal to buy Alliance Boots, a major European drugstore chain and pharmaceutical-wholesaler, which the company announced in June.

Outlook and Strategy

In our 2011 annual report, we predicted that central bankers would play a large role in the global economy and markets during 2012. This has clearly been the case for the first nine months of the year, and especially in the most recent quarter. As previously mentioned, Fed Chairman Bernanke and European Central Bank President Draghi announced open-ended bond buying programs in September. These actions indicate to us that the global economy is still extremely fragile; otherwise, these unprecedented monetary programs would not have been deemed necessary.

In spite of the aggressive plans announced by Bernanke and Draghi, our economic outlook and investment strategy haven’t changed meaningfully from three months ago. We still think that the U.S. and global economy will grow at a subdued pace, and that profit expectations are too high for most public companies. In addition to the previously mentioned UPS and FedEx, three other economic bellwethers (heavy equipment-maker Caterpillar, microprocessor-maker Intel and railroad company Norfolk Southern) reduced their near-term business outlooks during the quarter.

Another warning sign for corporate profits, and the overall economy, is that aggregate third quarter earnings for non-financial companies in the S&P 500 are actually expected to decline on a year-over-year basis. This is a troubling trend, because the level and growth trajectory of earnings are the foundation of any company’s intrinsic value.

Fortunately, these negative factors are being offset, somewhat, by a long-awaited recovery in the U.S. housing market. The latest S&P/Case Shiller Index data on home prices for July showed a modest 2% year-over-year increase in average home prices. On the homebuilding front, the news is also positive, with housing starts in August up an astonishing 29% year-over-year. Since homebuilding typically boosts other sectors of the economy, a surge in activity is positive.

Given our view that downside risk is higher than normal, we remain underweighted relative to the index in the energy and consumer discretionary sectors. The Fund is also underweighted in the financial sector, as we think the potential returns offered at current valuations don’t compensate for the potential risks related to European sovereign debt and a slowing global economy. Our largest overweight positions are in the relatively defensive consumer staples and health care sectors. We’re also overweighted in industrials as compared to the Index, with a focus on owning businesses that should grow earnings even in a slow economy, due to global infrastructure needs.

Quarterly Report • Q3 2012	PARNASSUS FUNDS

The Fund remains fully-invested in high-quality businesses with strong long-term prospects, sustainable competitive advantages, conservative balance sheets and great management teams. We own companies with demand from customers that we can count on, regardless of the actions of central banks and government policy-makers. Because of this, we expect our portfolio to outpace the S&P 500 over the long-term.

We thank you for your investment in the Fund,

Benjamin E. Allen Portfolio Manager
Todd C. Ahlsten,
Portfolio Manager

PARNASSUS FUNDS	Quarterly Report • Q3 2012

PARNASSUS MID-CAP FUND

Ticker: PARMX

As of September 30, 2012, the NAV of the Parnassus Mid-Cap Fund was $20.46, resulting in a gain of 4.76% for the third quarter. This compares to a gain of 5.59% for the Russell Midcap Index (the “Russell”) and a gain of 5.73% for the Lipper Multi-Cap Core Average, which represents the average multi-cap core fund followed by Lipper (the “Lipper average”). We are pleased to have posted such a strong return for the third quarter, but are disappointed that our performance fell short of the surging Russell and Lipper average.

For the year-to-date, the Fund is well ahead of its benchmarks, rising 15.66% compared to 14.00% for the Russell and 13.27% for the Lipper average. The Fund’s long-term performance also remains outstanding. We have outperformed our indices for the one-, three- and five-year periods and for the period since inception. In addition, since we assumed management of the Fund four years ago, the Fund has generated an annualized return of 10.79%, better than the Russell’s 9.51% return and the Lipper average’s 6.72% return.

Below is a table comparing the Parnassus Mid-Cap Fund with the Russell and the Lipper average for the one-, three- and five-year periods and for the period since inception on April 29, 2005.

Parnassus Mid-Cap Fund
Average Annual Total Returns (%)	One Year	Three Years	Five Years	Since Inception on 4/29/05	Gross Expense Ratio	Net Expense Ratio
for periods ended September 30, 2012

Parnassus Mid-Cap Fund	30.44	15.56	5.06	7.08	1.24	1.20

Russell Midcap Index	28.03	14.26	2.24	6.93	NA	NA

Lipper Multi-Cap Core Average	25.79	10.48	-0.08	4.65	NA	NA

Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Current performance information to the most recent month-end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original principal cost. Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The Russell Midcap Index is an unmanaged index of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do. Mid-cap companies can be more sensitive to changing economic conditions and have fewer financial resources than large-cap companies. Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus or summary prospectus, which contain this and other information. The prospectus or summary prospectus can be obtained on the Parnassus website, or by calling (800) 999-3505. As described in the Fund’s current prospectus dated May 1, 2012, Parnassus Investments has contractually agreed to limit the total operating expenses to 1.20% of net assets, exclusive of acquired fund fees, until May 1, 2013. This limitation may be continued indefinitely by the Adviser on a year-to-year basis.

Third Quarter Review

The market posted a healthy gain for the third quarter. Stocks were flat until early August, when the market moved higher on positive data from the housing market, including rising home prices and accelerating housing starts. The momentum continued in September, after the European Central Bank announced a sovereign debt buying program meant to stimulate economic growth. Investors were also encouraged when, a week later, the U.S. Federal Reserve launched a third round of quantitative easing, keeping borrowing costs at a record low. The Fed’s action also encourages investment in higher-risk assets like stocks, by reducing the yield on Treasury and mortgage bonds.

Mid-cap stocks participated in the market surge, with the Russell rising 5.59%. This more than offset the second quarter’s 4.40% loss, and brought the Russell to a 14.00% return for the year-to-date. Amazingly, the Russell is now only 1.98% below its all-time high made in July of 2007, and is up a staggering 146.01% from its March of 2009 low.

The Fund provided decent upside participation during the quarter, rising 4.76%, but fell short of its benchmarks’ gains. We never like to underperform, but investors should expect this from time-to-time, especially when the market goes up quickly. The reason is that market jumps, like the one we saw last quarter, are often driven disproportionately by riskier stocks, and we own fewer of these stocks than our benchmarks.

Quarterly Report • Q3 2012	PARNASSUS FUNDS

The rally last quarter was also propelled by strength in the consumer discretionary, telecom services and energy sectors. This hurt us, because we have little exposure to consumer discretionary and telecom services stocks. We also fell behind because we were overweighted relative to the index in technology, which lagged in the quarter.

Company Analysis

Our stock selection in the materials and industrials sectors hurt the Fund’s performance the most during the quarter, while our holdings in the health care and financial sectors contributed positively to the return. Two stocks reduced the Fund’s NAV by 3¢ or more during the quarter, while four stocks contributed at least 6¢ to our performance.

The stock that hurt us the most was Insperity, a provider of services that help small businesses manage their employees. Insperity sliced 3¢ from the NAV, as its stock dropped 6.7% from $27.05 to $25.23. The company makes money when businesses sign up for its human resources services, so the stock dropped as investors anticipated slower job growth. The company also recently introduced new service offerings, which have dampened profitability. We added to our position during the quarter, because the stock is cheap, and we expect Insperity to gain share in its market and increase profitability over time.

Waste Management fell 4.0% from $33.40 to $32.08 during the quarter, cutting 3¢ from the Fund’s NAV. The company’s stock slid, due to investor concerns about slowing volume growth in its collection and landfill businesses and pricing pressure in its recycling segment. Management recently announced a major restructuring program that is expected to significantly reduce costs, and we expect the stock to rebound as these efforts take hold.

Our biggest winner was Valeant Pharmaceuticals, a specialty drug-maker. Its stock surged 23.4% from $44.79 to $55.27, adding 13¢ to the Fund’s NAV. The stock rallied after the company announced a $2.6 billion acquisition of Medicis, a leading dermatology-focused specialty pharmaceutical company. We like the deal, because it enables Valeant to tap into new markets and is highly complementary to its existing drug business. Even after the price appreciation, we’re holding on to the stock, because we believe the company can deliver significant earnings growth in the future.

Medical-device company Teleflex added 10¢ to the Fund’s NAV as the stock climbed 13.0% to $68.84 from $60.91. The stock went up after Teleflex signed an agreement to buy Netherlands-based LMA International for $276 million. LMA makes critical care anesthesia products that should boost Teleflex’s business in the emergency room. Teleflex, which previously had a large industrial business, continues to improve its operating margins as a pure-play medical-device company.

First Horizon, a Tennessee-based bank, increased 11.3% from $8.65 to $9.63, adding 6¢ to the NAV. The stock moved higher, as investors became optimistic that First Horizon would not incur any additional losses from its legacy national mortgage origination business. We think there’s more room to run because management’s focus on its core Tennessee franchise should drive strong earnings growth in the future.

Shaw Communications, a Western Canadian cable company, climbed 8.4% from $18.91 to $20.50, adding 6¢ to the NAV. Investors drove the stock higher, realizing that Shaw’s competitive position in its battle with telephone companies for TV and Internet subscribers is improving. The stock is still attractively valued, and we believe the company’s significant free cash flow will lead to more buybacks and dividends for years to come.

Parnassus Mid-Cap Fund as of September 30, 2012 (percentage of net assets)

Portfolio characteristics and holdings are subject to change periodically.

PARNASSUS FUNDS	Quarterly Report • Q3 2012

Outlook and Strategy

The Fed’s monetary policy since the 2008 financial crisis has had mixed results, but it has certainly succeeded in driving the markets higher. One of the reasons that this has happened is that borrowing costs have dropped to an all-time low, and investors believe this will generate future economic growth. While it took a couple of years, these artificially low rates are finally driving an improvement in the domestic housing sector. Not only have housing prices moved higher, but housing starts have gone up significantly. The hope is that this activity will stimulate other areas of the economy, and eventually lower unemployment.

The Fed’s recent recommitment to lower long-term rates should also encourage corporations and individual investors to borrow money to invest in previously unprofitable projects. Across the Atlantic, the European Central Bank’s recent action, including a significant buyback of troubled nations’ sovereign debt, should help avert a Eurozone break-up, a scenario that would have most certainly caused a near-term economic and financial markets shock.

While we’re not ready to celebrate just yet, we acknowledge that there is a reduction in the likelihood of some “worst-case scenarios” coming to light. This is important to us as risk-managers because it mitigates our low-case expectations for portfolio companies. At the same time, while central bank actions can work wonders for the market, they do little to solve the economy’s long-term structural problems. Simply put, government debt burdens and deficits are still way too high and will have to be paid for eventually.

On top of this, we remain ever mindful of the more near-term risks facing investors. We are focused on the problems of slowing corporate earnings growth, unsustainable government budget deficits, politicizing of the pending fiscal cliff, and potential inflation here in the United States. Europe also continues to struggle with its debt levels, while China’s economy appears to be slowing. We expect these trends to persist, so our outlook is for continued tepid global GDP growth and volatility.

Given our continued cautious outlook, we remain focused on companies that should do well regardless of the economic environment. As a result, we are still underweighted relative to the Russell in the consumer discretionary and financial sectors, because stocks in these areas will likely go down a lot if the economy worsens. Conversely, our key sectors that are overweighted relative to the index are information technology and industrials, where we’ve identified businesses that should perform well in even a sluggish environment.

We continue to believe that the best investment approach in any environment is to invest in businesses that are increasing their intrinsic value over time, and to buy these businesses when they are trading at attractive prices. One of the ways we do this is to own companies with long-term growth prospects, competitive advantages, strong management teams and conservative balance sheets. This strategy has helped us to avoid permanent losses of capital in the past, which in turn has helped us to outperform the market over the long-term. We anticipate this strategy will help us generate positive risk-adjusted returns in the future.

Thank you for your trust and investment in the Parnassus Mid-Cap Fund.

Yours truly,

Matthew D. Gershuny	Lori A. Keith
Portfolio Manager	Portfolio Manager

Quarterly Report • Q3 2012	PARNASSUS FUNDS

PARNASSUS SMALL-CAP FUND

Ticker: PARSX

As of September 30, 2012, the NAV of the Parnassus Small-Cap Fund was $22.64, so the total return for the third quarter was 3.81%. This compares to 5.25% for the Russell 2000 Index of smaller companies (“Russell 2000”) and 5.16% for the Lipper Small-Cap Core Average, which represents the average small-cap core fund followed by Lipper (“Lipper average”). For the year-to-date, the Small-Cap Fund is up 12.75% compared to 14.23% for the Russell 2000 and 11.84% for the Lipper average.

Below is a table comparing the Parnassus Small-Cap Fund with the Russell 2000 and the Lipper average over the past one-, three- and five-year periods and the period since inception. As you can see from the table, we are behind the indices for the one- and three-year periods, but on a longer-term basis, we are ahead of both benchmarks for the five-year period and the period since inception.

Company Analysis

Three companies hurt the Small-Cap Fund the most, with each of them cutting 16¢ or more off the value of our shares. The one that did the most damage was Ceragon Networks, a company that makes microwave equipment for wireless backhaul, which connects cellular telephone towers to the main communications network. The stock sank 33.5% from $8.57 to $5.70,

Parnassus Small-Cap Fund
Average Annual Total Returns (%)	One Year	Three Years	Five Years	Since Inception on 4/29/05	Gross Expense Ratio	Net Expense Ratio
for periods ended September 30, 2012

Parnassus Small-Cap Fund	24.62	10.55	5.57	7.93	1.22	1.20

Russell 2000 Index	31.91	12.99	2.21	6.50	NA	NA

Lipper Small-Cap Core Average	28.97	12.10	1.65	6.04	NA	NA

Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Current performance information to the most recent month-end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original principal cost. Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The Russell 2000 Index is an unmanaged index of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do. Small-cap companies can be particularly sensitive to changing economic conditions and have fewer financial resources than large-cap companies. Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus or summary prospectus, which contain this and other information. The prospectus or summary prospectus can be obtained on the Parnassus website, or by calling (800) 999-3505. As described in the Fund’s current prospectus dated May 1, 2012, Parnassus Investments has contractually agreed to limit the total operating expenses to 1.20% of net assets, exclusive of acquired fund fees, until May 1, 2013. This limitation may be continued indefinitely by the Adviser on a year-to year basis.

shaving 20¢ off each fund share. During the quarter, Ceragon filed to issue $150 million in new securities, and the fear of dilution combined with a weak economic outlook led investors to sell the stock. At some point, though, the need to invest in more advanced networks will drive the need for more backhaul, and Ceragon will benefit from revenue opportunities around the world, especially from the enormous market in India.

The stock of EZchip Semiconductor sank 23.6% during the quarter, from $40.04 to $30.59 for a loss of 18¢ per fund share. The company makes network-processor chips for use in data-centers, enterprise-networks and telecommunications-equipment. Global economic worries caused EZchip’s customers to postpone purchases, prompting management to drastically lower revenue guidance for the rest of the year. Despite the short-term weakness, EZchip remains the undisputed leader in network-processors. Demand for its next-generation products has already begun to increase, and we should see significantly higher profits next year.

Ciena Corporation, a leading provider of optical equipment for telecommunications, sliced 16¢ off the NAV, as its stock sank 16.9% from $16.37 to $13.60. On August 30, the company reported disappointing results and indicated that customers had delayed plans to update their networks due to the weak economic climate. Given the large number of projects in the company’s pipeline, we believe these delays are transitory, and customers will soon start investing in Ciena’s line of new, high-quality products once the economy improves.

PARNASSUS FUNDS	Quarterly Report • Q3 2012

Six companies helped the Small-Cap Fund the most, each adding 10¢ or more to the value of our shares. The big winner was PulteGroup, a homebuilder that saw its stock soar 44.9% from $10.70 to $15.50 for a gain of 34¢ for each fund share. The stock jumped after the company reported earnings that beat expectations, and Pulte also announced a big increase in orders. Statistics also show that the housing market has probably hit bottom, with strong increases in home prices, fewer foreclosures and a big reduction in inventory on the market.

Riverbed Technology contributed 33¢ to the NAV, as its stock surged 44.1% from $16.15 to $23.27. The company makes software for use in optimizing wide-area-networks (WANs), which means that it speeds the flow of information within an organization from site-to-remote-site. In April, the stock dropped from $28 a share to our cost of $17.16, when it announced first quarter revenue and earnings that were below expectations. Riverbed also announced a lower forecast for the second quarter, because of product transitions. The stock climbed much higher after we bought our shares, due to improved sales execution and robust demand for its WAN optimization. Riverbed also announced a significant licensing deal with Juniper Networks for its data-center optimization technology, which allows the company to tap into new markets and increase future revenue growth. The Fund has experienced some of its best returns by investing in companies that are fundamentally sound, but have a temporary earnings miss that causes a sharp decline in its share price.

First American Financial, the second-largest title insurer in the United States, surged 27.8%, from $16.96 to $21.67, adding 22¢ to the value of each fund share. During the quarter, interest rates dropped to all-time lows, persuading many homeowners to refinance their mortgages at lower rates. Since refinancing requires new title insurance, First American’s second quarter revenue jumped 18% from the prior year. Although the refinancing boom is coming to an end, there are even bigger opportunities ahead as home sales pick up.

W&T Offshore, an oil- and gas-producer, climbed 22.8% from $15.30 to $18.78, adding 16¢ to each fund share. Tensions in the Middle East and supply concerns caused crude oil prices to jump 9.5% during the quarter from $84 to $92 per barrel, thereby boosting the earnings of W&T. The company drilled 21 wells during the quarter, all of which were successful, and also reiterated its full-year guidance for strong production growth. At the end of the quarter, W&T announced a $228 million purchase of oil and gas properties in the Gulf of Mexico from Newfield Exploration, which we think will prove to be very valuable in the future.

Brocade Communications, a provider of storage and networking equipment, contributed 12¢ to each fund share, as the stock climbed 20.0% from $4.93 to $5.92. The company reported sales that were better than expected, as the company’s Ethernet products division benefitted from the launch of new products and strong demand from the U.S. government. Brocade also announced that the chief executive officer will resign once a successor has been found, and this fueled speculation that the company may be a takeover candidate.

First Horizon, a Tennessee-based bank, saw its stock price rise by 11.3% from $8.65 to $9.63, adding 10¢ to the NAV. During the real-estate boom, the company expanded far beyond Tennessee and began originating mortgages and construction loans on a national basis with disastrous consequences during the housing bust. First Horizon has closed down its national operations and focused on its home market. The stock price has moved higher, as its strong core earnings power is no longer concealed by its former national division.

Yours truly,

Jerome L. Dodson

Portfolio Manager

Parnassus Small-Cap Fund as of September 30, 2012 (percentage of net assets)

Portfolio characteristics and holdings are subject to change periodically.

Quarterly Report • Q3 2012	PARNASSUS FUNDS

PARNASSUS WORKPLACE FUND

Ticker: PARWX

As of September 30, 2012, the NAV of the Parnassus Workplace Fund was $23.49, so the total return for the quarter was 9.46%. This compares to a gain of 6.35% for the S&P 500 and a gain of 6.20% for the Lipper Large-Cap Core Average, which represents the average large-cap core fund followed by Lipper (“Lipper average”). The Workplace Fund was our best-performing fund for the quarter, and it has also been our best-performing fund since its inception on April 29 of 2005.

For the year-to-date, the Workplace Fund is up 19.60% compared to 16.45% for the S&P 500 and 14.67% for the Lipper average. Below is a table comparing the Workplace Fund with the S&P 500 and the Lipper average for the one-, three- and five-year periods and for the period since inception. You will notice that the Fund is ahead of both benchmarks for all time periods, except that for the three-year period, it is slightly behind the S&P 500, though substantially ahead of the Lipper average.

I think that the performance of the Workplace Fund shows that a good place to work also makes for a great investment. The Fund has had a remarkably consistent record of beating its competitors. For the one-year period ended September 30, 2012, it placed 19th out of 950 large-cap core funds followed by Lipper, for the three-year period, it placed 146th out of 867 funds, for the five-year period, it placed third out of 761 funds and since inception on April 29, 2005, it placed eighth out of 617 funds.

Company Analysis

Five stocks each contributed 12¢ or more to the value of our shares, while only one stock cut 12¢ off the NAV. That stock was Intel, which sliced 12¢ off each fund share, as it dropped 14.9% during the quarter, going from $26.65 to $22.68.

Parnassus Workplace Fund
Average Annual Total Returns (%)	One Year	Three Years	Five Years	Since Inception on 4/29/05	Gross Expense Ratio	Net Expense Ratio
for periods ended September 30, 2012

Parnassus Workplace Fund	35.73	12.94	7.65	9.02	1.16	1.16

S&P 500 Index	30.21	13.21	1.05	5.18	NA	NA

Lipper Large-Cap Core Average	27.49	10.78	0.01	4.49	NA	NA

Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Current performance information to the most recent month-end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original principal cost. Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The S&P 500 Index is an unmanaged index of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do. Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus or summary prospectus, which contain this and other information. The prospectus or summary prospectus can be obtained on the Parnassus website, or by calling (800) 999-3505. As described in the Fund’s current prospectus dated May 1, 2012, Parnassus Investments has contractually agreed to limit the total operating expenses to 1.20% of net assets, exclusive of acquired fund fees, until May 1, 2013. This limitation may be continued indefinitely by the Adviser on a year-to-year basis.

The shares dropped after the company reduced its revenue guidance for the quarter. We think that most of the revenue shortfall in North America was due to a timing issue, as customers have delayed their purchases of new computers until the release of the new Windows operating system later this year. While demand from emerging markets was lower this quarter as well, these markets represent a great opportunity for Intel over the long term, as more consumers enter the middle class and buy computers. Trading at only ten times next year’s estimated earnings, the stock is on the bargain table.

The stock that added the most to the value of our shares was Riverbed Technology, a company whose headquarters is just a few blocks away from the offices of Parnassus Investments in San Francisco’s South-of-Market neighborhood. Riverbed contributed 43¢ to the NAV, as its stock surged 44.1% from $16.15 to $23.27. The company makes software for use in optimizing wide-area-networks (WANs), which means that it speeds the flow of information within an organization from site-to-remote-site. In April, the stock dropped from $28 a share to our cost of $16.71 when it announced first quarter revenue and earnings that were below expectations. Riverbed also announced a lower forecast for the second quarter, because of product transitions. The stock climbed much higher after we bought our shares, thanks to improved sales execution and robust demand for its WAN optimization.

PARNASSUS FUNDS	Quarterly Report • Q3 2012

Riverbed also announced a significant licensing deal with Juniper Networks for its data-center optimization technology, which allows the company to tap into new markets and increase future revenue growth. The Fund has had some of its best returns by investing in companies that are fundamentally sound, but have a temporary earnings miss that causes a sharp decline in its share price.

Walgreen added 22¢ to each fund share, as the stock climbed 19.4% from $29.58 to $35.33 where we sold it. The stock climbed higher after the company settled its dispute with pharmacy benefit-manager Express Scripts, so that the latter now lets the former fill prescriptions for its members. We sold the stock after the move, because we were concerned about an enormous acquisition that Walgreen made in Europe, taking on debt and diluting shareholder equity.

Google, the global leader in Internet search, contributed 22¢ to the NAV, as its stock rose 30.1% from $580 to $755. The stock climbed steadily throughout the quarter, after the company reported 24% annual growth from its core search business, evidencing the amazing consistency and magnitude of Google’s growth. The shares may have also benefitted from the collapse in the stock of Facebook, since investors are now more skeptical of Facebook’s ability to lure advertising away from Google.

Gilead Sciences, the biotech company that specializes in medicines to treat HIV and liver diseases, added 14¢ to each fund share, as its stock soared 29.3% from $51.28 to $66.33. The company had strong second-quarter earnings, and in late August, Gilead won FDA approval for a new HIV drug called Stribild, a four-in-one pill that contains two new Gilead patented molecules, which are combined with two existing company therapies to offer patients higher viral suppression with fewer side effects. The company also announced positive clinical trials for its new hepatitis C drug called GS-7977.

Brocade Communications, a provider of storage and networking equipment, contributed 12¢ to each fund share, as the stock climbed 20.1% from $4.93 to $5.92. The company posted sales that were better than expected, as the company’s Ethernet products division benefitted from the launch of new products and strong demand from the U.S. government. Brocade also announced that the chief executive officer will resign once a successor has been found, and this fueled speculation that the company might be a takeover candidate.

Yours truly,

Jerome L. Dodson

Portfolio Manager

Parnassus Workplace Fund as of September 30, 2012 (percentage of net assets)

Portfolio characteristics and holdings are subject to change periodically.

Quarterly Report • Q3 2012	PARNASSUS FUNDS

PARNASSUS FIXED-INCOME FUND

Ticker: PRFIX

As of September 30, 2012, the NAV of the Parnassus Fixed-Income Fund was $17.68, producing a gain of 0.55% for the quarter (including dividends). This compares to a gain of 1.73% for the Barclays Capital U.S. Government/Credit Bond Index (“Barclays Capital Index”) and a gain of 2.62% for the Lipper A-Rated Bond Fund Average, which represents the average return of all A-rated bond funds followed by Lipper (“Lipper average”). Since the beginning of the year, the total return for the Fund was 2.33% compared to a gain of 4.43% for the Barclays Capital Index and a gain of 6.36% for the Lipper average.

Below is a table comparing the performance of the Fund with that of the Barclays Capital Index and the Lipper average. Average annual total returns are for the one-, three-, five- and ten-year periods. For September 2012, the 30-day subsidized SEC yield was 0.61% and the unsubsidized SEC yield was 0.56%.

Third Quarter Review

Economic data released during the third quarter were uninspiring. The U.S. labor market remained lackluster as the average monthly job creation totaled 146,000 so far this year, compared to 153,000 in 2011. Second quarter U.S. GDP growth was also revised lower to 1.3% from the prior 1.7% estimate, durable goods orders saw the largest decline since January 2009, and personal income grew a mere 0.1% in August. In addition, large U.S. companies, including Intel, UPS and Caterpillar reduced

Parnassus Fixed-Income Fund
Average Annual Total Returns (%)	One Year	Three Years	Five Years	Ten Years	Gross Expense Ratio	Net Expense Ratio
for periods ended September 30, 2012

Parnassus Fixed-Income Fund	3.34	5.45	5.78	5.37	0.81	0.75

Barclays Capital U.S. Government/Credit Bond Index	5.66	6.49	6.63	5.38	NA	NA

Lipper A-Rated Bond Fund Average	7.70	7.25	6.64	5.42	NA	NA

Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Current performance information to the most recent month-end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns shown in the table do not reflect the deduction of taxes a shareholder would pay in fund distributions or redemption of shares. The Barclays Capital U.S. Government/Credit Bond Index is an unmanaged index of bonds, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees, or taxes into account, but mutual fund returns do. Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus or summary prospectus, which contain this and other information. The prospectus or summary prospectus can be obtained on the Parnassus website, or by calling (800) 999-3505. As described in the Fund’s current prospectus dated May 1, 2012, Parnassus Investments has contractually agreed to reduce its investment advisory fee to the extent necessary to limit total operating expenses to 0.75% of net assets for the Parnassus Fixed-Income Fund. This limitation continues until May 1, 2013, and may be continued indefinitely by the investment adviser on a year-to-year basis.

their earnings forecasts, blaming slower growth in China, tepid demand from emerging markets, the ongoing debt crisis in Europe and weakness in the U.S.

Amid these weak economic fundamentals, the U.S. Federal Reserve and other central banks announced new monetary actions to spur economic growth. In the U.S., the Federal Open Market Committee (FOMC) pledged to buy $40 billion of mortgage-backed securities per month to reduce unemployment and stimulate the economy. In the meantime, the European Central Bank (ECB) announced a plan to buy European sovereign bonds to ease financial funding conditions in the Eurozone. Japan also expanded the size of its government bond purchases by ¥10 trillion to ¥55 trillion.

Given these monetary interventions, investors regained confidence and bid up stocks, corporate bonds and other riskier assets. U.S. corporate bonds and commercial mortgage-backed securities (CMBS) were the best performing fixed-income asset classes, both returning 3.83%. Mortgage-backed securities (MBS) gained 1.13%, while U.S. Treasury bonds were up only 0.57%. The front-end of the yield curve, 2-year to 5-year maturities, declined the most compared to longer maturities. For example, the yield of the 5-year bond decreased by 9 basis points (one basis point equals 0.01%) to 0.63%, while the 10-year bond yield fell just 1 basis point to 1.63%.

Because the Fund had a large exposure to the Treasury market, we generated only a small gain of

PARNASSUS FUNDS	Quarterly Report • Q3 2012

0.55% for the quarter. Our corporate bonds added 9¢ to the NAV and our Treasury bonds contributed 3¢. For the quarter, the Fund trailed the Barclays Capital Index by 118 basis points and lagged the Lipper average by 207 basis points.

The Fund’s third quarter performance was disappointing, as I thought safer assets, such as Treasury bonds, would outperform given the weak economic data. I was wrong and clearly didn’t anticipate the timing, scale and impact of the latest round of monetary stimulus. We underperformed both benchmarks, because our investment strategy was too defensive. Our large holdings in Treasury bonds couldn’t keep up with the stronger returns of corporate bonds, CMBS and MBS.

The underperformance relative to the Barclays Capital Index came primarily from our lower weighting in corporate bonds. As of the end of the third quarter, corporate bonds represented 33% of the Fund’s total net assets compared to 39% for the Barclays Capital Index. Most of our peers in the Lipper average performed better, because they had a greater exposure to riskier assets, such as corporate bonds, CMBS and MBS.

Outlook and Strategy

My economic outlook and the investment strategy for the portfolio haven’t changed much over the last three months. In my opinion, the latest measures taken by the members of FOMC indicate their high level of concern about the state of the economy and the financial system. This means to me that the economy is weaker than previously thought, and that downside risk remains elevated. As such, I think that a defensive investment strategy is more appropriate at this point.

The recent monetary action may provide a temporary boost to the economy, but I don’t think that they can significantly contribute to economic growth. Quantitative easing doesn’t mean that the Federal Reserve is injecting money into the economy, which will then result in an economic boom and much higher asset prices. Quantitative easing, in the form of bond buying, is basically just an asset swap.

The Federal Reserve takes bonds from the banks and gives them cash reserves. Banks are then left with more reserves and fewer bonds. The composition of their assets has changed, but no new assets were added. More importantly, banks don’t make lending decisions based on their level of reserves. This means that more reserves will not necessarily result in additional lending to fuel economic growth. This is the reason why the previous two quantitative easing programs didn’t cause a surge in loans or inflation.

As a result, I don’t expect this third round of quantitative easing to lead to higher sustained economic growth or higher interest rates yet. For now, it seems to me that financial markets are driven less by fundamental factors and more by speeches from central banks and politicians. However, I think that poor economic fundamentals will eventually trump central bank actions and safer assets will likely outperform.

According to the Business Roundtable, CEOs of U.S. companies also seem to be downbeat about the economy. The Business Roundtable is an association of CEOs of leading U.S. companies, representing about a third of the total value of the U.S. stock market. In its most recent quarterly survey, the composite index of CEO expectations for the next six months for sales, capital spending and employment fell to 66.0 in the third quarter of 2012 from 89.1 in the second quarter of 2012. In other words, the corporate earnings outlook is deteriorating or at least not improving. In turn, this could lead corporate bonds to underperform relative to safe haven assets like U.S. Treasuries, which would benefit our portfolio.

Given my outlook for continued economic weakness, the Fund’s composition remains similar compared to the end of the second quarter. U.S. Treasuries continue to be our largest holding, representing 62% of the Fund’s total net assets. The rest of the portfolio includes corporate bonds (33%), and cash and short-term securities (5%).

Parnassus Fixed-Income Fund as of September 30, 2012 (percentage of net assets)

Portfolio characteristics and holdings are subject to change periodically.

Quarterly Report • Q3 2012	PARNASSUS FUNDS

As always, I remain vigilant to changes in the economic and financial outlook and will position the portfolio accordingly. Thank you for your trust and investments in the Parnassus Fixed-Income Fund.

Yours truly,

Minh T. Bui

Portfolio Manager

PARNASSUS FUNDS	Quarterly Report • Q3 2012

Responsible Investing Notes

By Milton Moskowitz

In May, Beth Mooney was promoted to CEO of Cleveland-based KeyBank, one of the top 20 banks in the country. And that was followed in July by Marissa Mayer’s departure from Google to become CEO of embattled Yahoo. Result: 20 of the Fortune 500 companies are now headed by women. It was a long time coming, but now it’s coming. With respect to seats on boards of directors, women in the U.S. hold 16% of those seats in Fortune 500 companies. That puts the United States fourth in the world behind Norway (40%), Sweden (27%) and Finland (24%). Norway’s ascendancy is easy to understand. The parliament there mandated this 40% ratio. The European Union has now adopted the 40% standard as a goal.

Confirming the advancement of women in corporate life is the just published survey, identifying the 100 Best Companies for Working Mothers. I am partial to this survey since I invented it for Working Mother magazine in 1986, and I and my late wife, Carol Townsend, produced it for 12 years. In the first year, the number of work/life programs was so scarce that we could find only 30 companies. It took us six years to reach 100. Now it’s a barn-burner, with companies clamoring and jostling to get on the list so that they can attract women who want both a career and a family.

The 2012 list includes 10 companies represented in the portfolios of Parnassus Funds. Here are some of their distinguishing features:

•	Accenture: Women hold the positions of chief financial officer, general counsel and chief compliance officer.

•

Capital One: Employees at financial services company now have a new backup child-care center, where they can bring their children when regular care is unavailable. They can use it from 10 to 20 times a year—at no cost.

•	Cisco: Everyone gets at least 20 days of paid time off plus 10 paid holidays and one floating holiday.

•	First Horizon: This Tennessee-based bank has a Vacation Donation program encouraging employees to donate some of their vacation days to needy employees.

•	Intel: World’s leading supplier of microprocessors opened on-site primary care clinics at its plants in Rio Rancho, New Mexico and Hillsboro, Oregon, bringing its company-wide total to five.

•	MasterCard: Health clinics, fitness centers, meditation rooms and visiting massage therapists are available to employees at the largest locations of this credit card processor.

•	JPMorgan Chase: Banking giant offers employees up to 12 weeks of paid maternity leave. And if you decide to adopt a child, JP Morgan will cover costs up to $10,000.

•	Novartis: This Swiss-owned pharmaceutical company is expanding its flexible work arrangements. Employees in the development business unit work from home up to four days a week.

•

Procter & Gamble: Preexisting conditions do not bar any employee from full health insurance coverage. And employees who travel for business can tap into a fund of $1,000 to help pay for child care while they are away.

•	Qualcomm: San Diego employees of this wireless technology company have their choice of 17 on-site fitness centers, where they can do Zumba, spin or strength training.

Milton Moskowitz is the co-author of the Fortune magazine survey, “The 100 Best Companies to Work For,” and the co-originator of the annual Working Mother magazine survey, “The 100 Best Companies for Working Mothers.” Mr. Moskowitz serves as a consultant to Parnassus Investments in evaluating workplaces for potential investments by the Parnassus Workplace Fund. Neither Fortune magazine nor Working Mother magazine has any role in the management of the Parnassus Funds, and there is no affiliation between Parnassus Investments and either publication.

Quarterly Report • Q3 2012	PARNASSUS FUNDS

PARNASSUS FUND

Portfolio of Investments as of September 30, 2012 (unaudited)

Shares	Equities	Market Value ($)	Per Share	Percent of Net Assets

925,000	Riverbed Technology Inc.	21,524,750	23.27	5.0%
1,450,000	Ciena Corp.	19,720,000	13.60	4.6%
1,750,000	Applied Materials Inc.	19,538,750	11.17	4.6%
1,325,000	Finisar Corp.	18,947,500	14.30	4.4%
1,200,000	Corning Inc.	15,780,000	13.15	3.7%
450,000	Wells Fargo & Co.	15,538,500	34.53	3.6%
240,000	QUALCOMM Inc.	14,997,600	62.49	3.5%
750,000	Cisco Systems Inc.	14,317,500	19.09	3.4%
1,075,000	Charles Schwab Corp.	13,749,250	12.79	3.2%
850,000	PulteGroup Inc.	13,175,000	15.50	3.1%
575,000	Intel Corp.	13,041,000	22.68	3.1%
400,000	Adobe Systems Inc.	12,984,000	32.46	3.0%
690,000	W&T Offshore Inc.	12,958,200	18.78	3.0%
17,000	Google Inc.	12,826,500	754.50	3.0%
200,000	Scripps Networks Interactive Inc.	12,246,000	61.23	2.9%
185,000	Target Corp.	11,741,950	63.47	2.8%
350,000	Lowe’s Cos., Inc.	10,584,000	30.24	2.5%
500,000	DR Horton Inc.	10,320,000	20.64	2.4%
175,000	C.H. Robinson Inc.	10,246,250	58.55	2.4%
250,000	JPMorgan Chase & Co.	10,120,000	40.48	2.4%
400,000	Insperity Inc.	10,092,000	25.23	2.4%
125,000	PepsiCo Inc.	8,846,250	70.77	2.1%
150,000	Coach Inc.	8,403,000	56.02	2.0%
240,000	Toll Brothers Inc.	7,975,200	33.23	1.9%
125,000	Capital One Financial Corp.	7,126,250	57.01	1.7%
1,500,000	Harmonic Inc.	6,810,000	4.54	1.6%
700,000	First Horizon National Corp.	6,741,000	9.63	1.6%
100,000	Novartis AG (ADR)	6,126,000	61.26	1.4%
90,000	Gilead Sciences Inc.	5,969,700	66.33	1.4%
120,000	Cigna Corp.	5,660,400	47.17	1.3%
65,000	Deere & Co.	5,361,850	82.49	1.2%
95,000	Verisk Analytics Inc.	4,522,950	47.61	1.1%
750,000	Brocade Communications Systems Inc.	4,436,250	5.92	1.0%
75,000	Thermo Fisher Scientific Inc.	4,412,250	58.83	1.0%
125,000	EZchip Semiconductor Ltd.	3,823,750	30.59	0.9%
125,000	Microsoft Corp.	3,722,500	29.78	0.9%
250,000	Calgon Carbon Corp.	3,577,500	14.31	0.8%
50,000	Teleflex Inc.	3,442,000	68.84	0.8%
75,000	Autodesk Inc.	2,502,750	33.37	0.6%
25,000	Simpson Manufacturing Co., Inc.	715,500	28.62	0.2%
5,000	Motorola Solutions Inc.	252,750	50.55	0.1%

	Total investment in equities	394,876,600		92.6%

	Total short-term securities	35,387,735		8.3%

	Other assets and liabilities	(3,969,118)		-0.9%

	Total net assets	426,295,217		100.0%

	Net asset value as of September 30, 2012	$42.79

PARNASSUS FUNDS	Quarterly Report • Q3 2012

PARNASSUS EQUITY INCOME FUND

Portfolio of Investments as of September 30, 2012 (unaudited)

Shares	Equities	Market Value ($)	Per Share	Percent of Net Assets

3,350,000	Procter & Gamble Co.	232,356,000	69.36	4.8%
3,000,000	PepsiCo Inc.	212,310,000	70.77	4.3%
2,857,914	Teleflex Inc.	196,738,800	68.84	4.0%
250,000	Google Inc.	188,625,000	754.50	3.9%
5,869,738	Waste Management Inc.	188,301,195	32.08	3.9%
2,750,000	Gilead Sciences Inc.	182,407,500	66.33	3.7%
14,000,000	Applied Materials Inc.	156,310,000	11.17	3.2%
3,150,000	CVS Caremark Corp.	152,523,000	48.42	3.1%
4,350,000	Iron Mountain Inc.	148,378,500	34.11	3.0%
7,225,100	Questar Corp.	146,886,283	20.33	3.0%
4,650,000	Sysco Corp.	145,405,500	31.27	3.0%
11,209,656	Charles Schwab Corp.	143,371,500	12.79	2.9%
2,200,000	Target Corp.	139,634,000	63.47	2.9%
2,250,670	McCormick & Co.	139,631,567	62.04	2.9%
2,300,000	C.H. Robinson Inc.	134,665,000	58.55	2.8%
275,000	MasterCard Inc.	124,157,000	451.48	2.5%
3,700,000	Paychex Inc.	123,173,000	33.29	2.5%
2,500,000	VeriSign Inc.	121,725,000	48.69	2.5%
1,550,000	United Parcel Service Inc.	110,933,500	71.57	2.3%
2,100,000	Energen Corp.	110,061,000	52.41	2.3%
5,340,325	Shaw Communications Inc.	109,476,663	20.50	2.3%
1,432,083	Compass Minerals International Inc.	106,819,071	74.59	2.2%
2,044,403	Motorola Solutions Inc.	103,344,572	50.55	2.1%
1,850,000	Valeant Pharmaceuticals International Inc.	102,249,500	55.27	2.1%
1,600,000	Novartis AG (ADR)	98,016,000	61.26	2.0%
4,257,090	MDU Resources Group Inc.	93,826,264	22.04	1.9%
1,500,000	QUALCOMM Inc.	93,735,000	62.49	1.9%
1,500,000	Northwest Natural Gas Co.	73,860,000	49.24	1.5%
700,000	Praxair Inc.	72,716,000	103.88	1.5%
3,750,000	W&T Offshore Inc.	70,425,000	18.78	1.4%
1,000,000	Accenture PLC	70,030,000	70.03	1.4%
2,033,696	Patterson Companies Inc.	69,633,751	34.24	1.4%
1,131,000	WD-40 Co.	59,535,840	52.64	1.2%
1,439,200	AGL Resources Inc.	58,877,672	40.91	1.2%
2,723,464	SEI Investments Co.	58,418,303	21.45	1.2%
1,289,110	Pentair Inc.	57,378,286	44.51	1.2%
1,000,000	Verisk Analytics Inc.	47,610,000	47.61	1.0%
1,570,000	Spectra Energy Corp.	46,095,200	29.36	1.0%
400,000	Nike Inc.	37,964,000	94.91	0.8%

	Total investment in equities	4,527,604,467		92.8%

	Total short-term securities	362,146,832		7.4%

	Other assets and liabilities	(8,361,747)		-0.2%

	Total net assets	4,881,389,552		100.0%

	Net asset value as of September 30, 2012
	Investor shares	$29.78
	Institutional shares	$29.84

Quarterly Report • Q3 2012	PARNASSUS FUNDS

PARNASSUS MID-CAP FUND

Portfolio of Investments as of September 30, 2012 (unaudited)

Shares	Equities	Market Value ($)	Per Share	Percent of Net Assets

210,000	Questar Corp.	4,269,300	20.33	4.0%
60,000	Teleflex Inc.	4,130,400	68.84	3.9%
120,000	Waste Management Inc.	3,849,600	32.08	3.6%
117,500	Sysco Corp.	3,674,225	31.27	3.5%
107,500	Iron Mountain Inc.	3,666,825	34.11	3.4%
45,000	Compass Minerals International Inc.	3,356,550	74.59	3.2%
65,000	Motorola Solutions Inc.	3,285,750	50.55	3.1%
55,485	C.H. Robinson Inc.	3,248,647	58.55	3.1%
157,500	Shaw Communications Inc.	3,228,750	20.50	3.0%
287,500	Applied Materials Inc.	3,209,938	11.17	3.0%
76,000	AGL Resources Inc.	3,109,160	40.91	2.9%
56,000	Valeant Pharmaceuticals International Inc.	3,095,120	55.27	2.9%
57,500	Check Point Software Technologies Ltd.	2,769,200	48.16	2.6%
283,000	First Horizon National Corp.	2,725,290	9.63	2.5%
79,000	Patterson Companies Inc.	2,704,960	34.24	2.5%
106,000	Insperity Inc.	2,674,380	25.23	2.5%
70,000	DENTSPLY International Inc.	2,669,800	38.14	2.5%
207,500	Charles Schwab Corp.	2,653,925	12.79	2.5%
121,000	SEI Investments Co.	2,595,450	21.45	2.4%
55,000	Equifax Inc.	2,561,900	46.58	2.4%
77,000	Synopsys Inc.	2,542,540	33.02	2.4%
70,000	Paychex Inc.	2,330,300	33.29	2.2%
79,000	Spectra Energy Corp.	2,319,440	29.36	2.2%
36,000	Scripps Networks Interactive Inc.	2,204,280	61.23	2.1%
100,000	MDU Resources Group Inc.	2,204,000	22.04	2.1%
45,000	VeriSign Inc.	2,191,050	48.69	2.1%
28,500	Fiserv Inc.	2,109,855	74.03	2.0%
35,000	Coach Inc.	1,960,700	56.02	1.8%
53,600	Noble Corp.	1,917,808	35.78	1.8%
41,400	Pentair Inc.	1,842,714	44.51	1.7%
28,500	McCormick & Co.	1,768,140	62.04	1.7%
35,000	Verisk Analytics Inc.	1,666,350	47.61	1.6%
17,460	Concho Resources Inc.	1,654,335	94.75	1.6%
50,000	Adobe Systems Inc.	1,623,000	32.46	1.5%
21,000	Ecolab Inc.	1,361,010	64.81	1.3%
25,700	Energen Corp.	1,346,937	52.41	1.2%
57,500	Ultra Petroleum Corp.	1,263,850	21.98	1.2%
20,950	Nordstrom Inc.	1,156,021	55.18	1.1%
16,500	Capital One Financial Corp.	940,665	57.01	0.9%
11,100	Teradata Corp.	837,051	75.41	0.8%

	Total investment in equities	98,719,216		92.8%
	Total short-term securities	10,240,212		9.6%
	Other assets and liabilities	(2,561,903)		-2.4%

	Total net assets	106,397,525		100.0%

	Net asset value as of September 30, 2012	$20.46

PARNASSUS FUNDS	Quarterly Report • Q3 2012

PARNASSUS SMALL-CAP FUND

Portfolio of Investments as of September 30, 2012 (unaudited)

Shares	Equities	Market Value ($)	Per Share	Percent of Net Assets

1,300,000	Riverbed Technology Inc.	30,251,000	23.27	4.5%
2,050,000	Finisar Corp.	29,315,000	14.30	4.4%
1,350,000	First American Financial Corp.	29,254,500	21.67	4.4%
3,000,000	First Horizon National Corp.	28,890,000	9.63	4.3%
1,925,000	Ciena Corp.	26,180,000	13.60	3.9%
1,300,000	W&T Offshore Inc.	24,414,000	18.78	3.6%
1,525,000	PulteGroup Inc.	23,637,500	15.50	3.5%
1,150,000	VCA Antech Inc.	22,689,500	19.73	3.4%
4,875,000	Harmonic Inc.	22,132,500	4.54	3.3%
870,000	Insperity Inc.	21,950,100	25.23	3.3%
550,000	Arbitron Inc.	20,845,000	37.90	3.1%
1,025,000	Questar Corp.	20,838,250	20.33	3.1%
600,000	EZchip Semiconductor Ltd.	18,354,000	30.59	2.7%
1,275,000	Calgon Carbon Corp.	18,245,250	14.31	2.7%
3,200,000	PMC-Sierra Inc.	18,048,000	5.64	2.7%
475,000	Energy XXI (Bermuda) Ltd.	16,601,250	34.95	2.5%
850,000	Pinnacle Financial Partners Inc.	16,422,000	19.32	2.4%
1,735,000	InterMune Inc.	15,562,950	8.97	2.3%
185,000	Compass Minerals International Inc.	13,799,150	74.59	2.1%
200,000	Teleflex Inc.	13,768,000	68.84	2.1%
400,000	Hanesbrands Inc.	12,752,000	31.88	1.9%
375,000	Toll Brothers Inc.	12,461,250	33.23	1.9%
2,040,000	Ceragon Networks Ltd.	11,628,000	5.70	1.7%
1,375,000	Checkpoint Systems Inc.	11,385,000	8.28	1.7%
275,000	AGL Resources Inc.	11,250,250	40.91	1.7%
100,000	Bio-Rad Laboratories Inc.	10,672,000	106.72	1.6%
680,000	Mentor Graphics Corp.	10,526,400	15.48	1.6%
1,750,000	Brocade Communications Systems Inc.	10,351,250	5.92	1.5%
1,300,000	ClickSoftware Technologies Ltd. (ADR)	10,010,000	7.70	1.5%
190,000	VeriSign Inc.	9,251,100	48.69	1.4%
540,000	Gentex Corp.	9,185,400	17.01	1.3%
175,000	Energen Corp.	9,171,750	52.41	1.3%
125,000	Sirona Dental Systems Inc.	7,120,000	56.96	1.1%
180,000	Iron Mountain Inc.	6,139,800	34.11	0.9%
190,000	Simpson Manufacturing Co., Inc.	5,437,800	28.62	0.8%
1,350,000	Artio Global Investors Inc.	4,023,000	2.98	0.6%
200,000	Furiex Pharmaceuticals Inc.	3,816,000	19.08	0.6%
75,000	Salix Pharmaceuticals Ltd.	3,175,500	42.34	0.5%
1,000,000	DragonWave Inc.	2,240,000	2.24	0.3%

	Total investment in equities	591,794,450		88.2%
	Total short-term securities	75,531,868		11.3%
	Other assets and liabilities	3,431,645		0.5%

	Total net assets	670,757,963		100.0%

	Net asset value as of September 30, 2012	$22.64

Quarterly Report • Q3 2012	PARNASSUS FUNDS

PARNASSUS WORKPLACE FUND

Portfolio of Investments as of September 30, 2012 (unaudited)

Shares	Equities	Market Value ($)	Per Share	Percent of Net Assets

575,000	Riverbed Technology Inc.	13,380,250	23.27	5.1%
1,100,000	Applied Materials Inc.	12,281,500	11.17	4.7%
900,000	Corning Inc.	11,835,000	13.15	4.5%
1,200,000	First Horizon National Corp.	11,556,000	9.63	4.4%
500,000	Intel Corp.	11,340,000	22.68	4.3%
325,000	Wells Fargo & Co.	11,222,250	34.53	4.3%
750,000	Charles Schwab Corp.	9,592,500	12.79	3.7%
150,000	Target Corp.	9,520,500	63.47	3.6%
150,000	QUALCOMM Inc.	9,373,500	62.49	3.6%
150,000	C.H. Robinson Inc.	8,782,500	58.55	3.3%
120,000	Procter & Gamble Co.	8,323,200	69.36	3.2%
250,000	Adobe Systems Inc.	8,115,000	32.46	3.1%
125,000	Novartis AG (ADR)	7,657,500	61.26	2.9%
400,000	Cisco Systems Inc.	7,636,000	19.09	2.9%
125,000	Capital One Financial Corp.	7,126,250	57.01	2.7%
100,000	PepsiCo Inc.	7,077,000	70.77	2.7%
85,000	Deere & Co.	7,011,650	82.49	2.7%
145,000	Cigna Corp.	6,839,650	47.17	2.6%
9,000	Google Inc.	6,790,500	754.50	2.6%
206,300	Simpson Manufacturing Co., Inc.	5,904,306	28.62	2.2%
190,000	Lowe’s Cos., Inc.	5,745,600	30.24	2.2%
90,000	Scripps Networks Interactive Inc.	5,510,700	61.23	2.1%
50,000	Bio-Rad Laboratories Inc.	5,336,000	106.72	2.0%
200,000	Insperity Inc.	5,046,000	25.23	1.9%
125,000	Microsoft Corp.	3,722,500	29.78	1.4%
55,000	Gilead Sciences Inc.	3,648,150	66.33	1.4%
50,000	Accenture PLC	3,501,500	70.03	1.3%
100,000	Autodesk Inc.	3,337,000	33.37	1.3%
475,000	Brocade Communications Systems Inc.	2,809,625	5.92	1.1%
20,000	Costco Wholesale Corp.	2,002,500	100.13	0.8%
40,000	eBay Inc.	1,936,400	48.41	0.7%
17,500	3M Co.	1,617,350	92.42	0.6%
70,000	MDU Resources Group Inc.	1,542,800	22.04	0.6%

	Total investment in equities	227,121,181		86.5%
	Total short-term securities	37,123,672		14.1%
	Other assets and liabilities	(1,756,388)		-0.6%

	Total net assets	262,488,465		100.0%

	Net asset value as of September 30, 2012	$23.49

PARNASSUS FUNDS	Quarterly Report • Q3 2012

PARNASSUS FIXED-INCOME FUND

Portfolio of Investments as of September 30, 2012 (unaudited)

Principal Amount ($)	Convertible Bonds	Market Value ($)	Per Share	Percent of Net Assets

1,000,000	Hologic Inc. 2.00%, due 12/15/2037	991,875	99.19	0.4%

	Total investment in convertible bonds	991,875		0.4%

Principal Amount ($)	Corporate Bonds	Market Value ($)	Per Share	Percent of Net Assets

4,000,000	Procter & Gamble Co. 2.30%, due 02/06/2022	4,089,028	102.23	1.8%
3,500,000	TJX Cos., Inc. 4.20%, due 08/15/2015	3,835,720	109.59	1.7%
3,000,000	Praxair Inc. 4.50%, due 08/15/2019	3,475,701	115.86	1.5%
3,000,000	CVS Caremark Corp. 4.13%, due 05/15/2021	3,406,350	113.55	1.5%
3,000,000	Applied Materials Inc. 4.30%, due 06/15/2021	3,397,962	113.27	1.5%
3,000,000	Waste Management Inc. 6.38%, due 03/11/2015	3,375,270	112.51	1.5%
3,000,000	Google Inc. 3.63%, due 05/19/2021	3,375,138	112.50	1.5%
3,000,000	Genentech Inc. 4.75%, due 07/15/2015	3,337,992	111.27	1.5%
3,000,000	Lowe’s Cos., Inc. 3.80%, due 11/15/2021	3,311,709	110.39	1.5%
2,800,000	Cisco Systems Inc. 5.50%, due 02/22/2016	3,251,808	116.14	1.4%
3,000,000	Genzyme Corp. 3.63%, due 06/15/2015	3,239,475	107.98	1.4%
2,500,000	Praxair Inc. 4.38%, due 03/31/2014	2,643,018	105.72	1.2%
2,000,000	Applied Materials Inc. 5.85%, due 06/15/2041	2,509,704	125.49	1.2%
2,000,000	Waste Management Inc. 7.13%, due 12/15/2017	2,419,864	120.99	1.1%
2,000,000	Burlington Northern Santa Fe Corp. 5.65%, due 05/01/2017	2,391,116	119.56	1.1%
2,000,000	AGL Capital Corp. 5.25%, due 08/15/2019	2,354,342	117.72	1.0%
2,000,000	Intuit Inc. 5.75%, due 03/15/2017	2,322,230	116.11	1.0%
2,000,000	CR Bard Inc. 4.40%, due 01/15/2021	2,317,190	115.86	1.0%
2,000,000	Burlington Northern Santa Fe Corp. 4.70%, due 10/01/2019	2,310,302	115.52	1.0%
2,000,000	Gilead Sciences Inc. 4.50%, due 04/01/2021	2,293,374	114.67	1.0%

Quarterly Report • Q3 2012	PARNASSUS FUNDS

Principal Amount ($)	Corporate Bonds	Market Value ($)	Per Share	Percent of Net Assets

2,000,000	Procter & Gamble Co. 4.95%, due 08/15/2014	2,169,448	108.47	1.0%
2,000,000	Charles Schwab Corp. 4.95%, due 06/01/2014	2,143,568	107.18	0.9%
2,000,000	International Business Machines Corp. 6.50%, due 10/15/2013	2,127,388	106.37	0.9%
2,000,000	Adobe Systems Inc. 3.25%, due 02/01/2015	2,109,056	105.45	0.9%
2,000,000	Fiserv Inc. 3.13%, due 10/01/2015	2,085,366	104.27	0.9%
1,614,879	Southwest Air 07-1 Trust 6.15%, due 08/01/2022	1,828,851	113.25	0.8%
1,493,000	Target Corp. 5.13%, due 01/15/2013	1,513,163	101.35	0.7%
500,000	Procter & Gamble Co. 3.50%, due 02/15/2015	534,902	106.98	0.2%

	Total investment in corporate bonds	74,169,035		32.7%

Principal Amount ($)	U.S. Government Treasury Bonds	Market Value ($)	Per Share	Percent of Net Assets

6,000,000	U.S. Treasury 4.38%, due 05/15/2040	7,937,814	132.30	3.5%
6,000,000	U.S. Treasury 3.75%, due 08/15/2041	7,173,750	119.56	3.2%
6,000,000	U.S. Treasury 3.50%, due 02/15/2039	6,887,814	114.80	3.0%
6,000,000	U.S. Treasury 3.13%, due 11/15/2041	6,391,872	106.53	2.8%
6,000,000	U.S. Treasury 2.13%, due 08/15/2021	6,346,872	105.78	2.8%
6,000,000	U.S. Treasury 1.88%, due 06/30/2015	6,258,750	104.31	2.8%
6,000,000	U.S. Treasury 2.38%, due 09/30/2014	6,255,000	104.25	2.8%
6,000,000	U.S. Treasury 2.63%, due 06/30/2014	6,249,138	104.15	2.8%
6,000,000	U.S. Treasury 2.00%, due 02/15/2022	6,240,468	104.01	2.7%
6,000,000	U.S. Treasury 3.00%, due 05/15/2042	6,221,250	103.69	2.7%
6,000,000	U.S. Treasury 1.75%, due 05/15/2022	6,084,372	101.41	2.7%
5,000,000	U.S. Treasury 3.63%, due 02/15/2020	5,892,190	117.84	2.6%
5,000,000	U.S. Treasury 3.50%, due 05/15/2020	5,854,295	117.09	2.6%

PARNASSUS FUNDS	Quarterly Report • Q3 2012

PARNASSUS FIXED-INCOME FUND

Portfolio of Investments as of September 30, 2012 (unaudited) (continued)

Principal Amount ($)	U.S. Government Treasury Bonds	Market Value ($)	Per Share	Percent of Net Assets

5,000,000	U.S. Treasury 2.75%, due 02/15/2019	5,570,705	111.41	2.5%
5,000,000	U.S. Treasury 2.00%, due 11/30/2013	5,103,905	102.08	2.2%
4,000,000	U.S. Treasury 3.75%, due 11/15/2018	4,695,000	117.38	2.1%
4,000,000	U.S. Treasury 3.38%, due 11/15/2019	4,637,500	115.94	2.0%
4,500,000	U.S. Treasury 3.13%, due 09/30/2013	4,631,310	102.92	2.0%
4,500,000	U.S. Treasury 1.13%, due 06/15/2013	4,529,885	100.66	2.0%
4,000,000	U.S. Treasury 2.75%, due 05/31/2017	4,402,812	110.07	1.9%
4,000,000	U.S. Treasury 1.75%, due 04/15/2013	4,034,064	100.85	1.8%
3,500,000	U.S. Treasury 2.50%, due 06/30/2017	3,813,632	108.96	1.7%
3,000,000	U.S. Treasury 2.50%, due 04/30/2015	3,170,625	105.69	1.4%
3,000,000	U.S. Treasury 2.13%, due 05/31/2015	3,145,077	104.84	1.4%
2,187,540	U.S. Treasury (TIPS) 1.75%, due 01/15/2028	2,832,352	129.48	1.2%
2,495,220	U.S. Treasury (TIPS) 1.88%, due 07/15/2013	2,568,712	102.95	1.1%
2,000,000	U.S. Treasury 3.63%, due 08/15/2019	2,349,062	117.45	1.0%
1,093,770	U.S. Treasury (TIPS) 1.63%, due 01/15/2018	1,279,796	117.01	0.6%
1,000,000	U.S. Treasury 1.50%, due 07/31/2016	1,040,234	104.02	0.5%

	Total investment in U.S. government treasury bonds	141,598,256		62.4%

	Total long-term investments	216,759,166		95.5%

	Total short-term securities	8,959,553		3.9%

	Other assets and liabilities	1,312,860		0.6%

	Total net assets	227,031,579		100.0%

	Net asset value as of September 30, 2012	$17.68

Quarterly Report • Q3 2012	PARNASSUS FUNDS

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Quarterly Report • Q3 2012	PARNASSUS FUNDS

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